                                                                   EXHIBIT  10.8


                [LETTERHEAD OF FRANKLIN TELECOMMUNICATIONS CORP.]


Crescent International Limited
c/o Greenlight (Switzerland) SA
84, av Louis-Casai, P.O. Box 161
1216 Geneva, Cointrin
Switzerland

Ladies and Gentlemen:

Reference: is made to that certain Stock Purchase Agreement, dated as of August 30, 1999 (the "Agreement"), by and between Crescent International Ltd. ("Crescent") and Franklin Telecommunications Corp. Capitalized terms used in this letter not otherwise defined have the same meanings as in the Agreement.

During the past several days you and we have had discussions regarding the Agreement. Upon conclusion of these discussions you and we agreed to increase the Investment Amount of the Early Put from $1,000,000 to $2,000,000. In addition, we agreed to amend the Agreement and the Registration Rights Agreement to extend the date by which the Registrable Securities shall be registered for resale. Finally, you have agreed to deliver to us for cancellation the Early Put Warrant issued on the Subscription Date on the condition that we issue to you an Early Put Warrant in the form attached hereto as Exhibit A. Accordingly, upon receipt of the Early Put Warrant issued on the Subscription Date, we will immediately issue to you an Early Put Warrant in the form attached hereto as Exhibit A.

Kindly confirm that the foregoing accurately sets forth your understanding of our agreement on the above-referenced matters by countersigning in the space provided below.

Very truly yours,

FRANKLIN TELECOMMUNICATIONS CORP.

By:  Thomas Russell
     ------------------------------------
     Name: Thomas Russell
     Title: Chief Financial Officer

AGREED AND ACCEPTED:

CRESCENT INTERNATIONAL LIMITED

By:  /s/ Maxi Brezzi     /s/ Omar A. Ali
     ------------------------------------
      Name:
      Title:

                                    EXHIBIT A

                            FORM OF EARLY PUT WARRANT

    THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS CERTIFICATE IS THE BENEFICIARY OF CERTAIN OBLIGATIONS OF THE COMPANY SET FORTH IN A STOCK PURCHASE AGREEMENT, DATED AS OF AUGUST 30, 1999, BETWEEN FRANKLIN TELECOMMUNICATIONS CORP. AND CRESCENT INTERNATIONAL LTD. A COPY OF THE PORTION OF THE AFORESAID AGREEMENT EVIDENCING SUCH OBLIGATIONS MAY BE OBTAINED FROM FRANKLIN TELECOMMUNICATIONS CORP.'S EXECUTIVE OFFICES.

                                                                 August 30, 1999

        Warrant to Purchase Shares of Common Stock of Franklin
Telecommunications Corp. (hereinafter an "Early Put Warrant"), up to a total number determined in accordance with Section 2(b) hereof.

        Franklin Telecommunications Corp., an entity organized and existing under the laws of the State of California (the "Company"), hereby agrees that Crescent International Ltd. (the "Investor") or any other Warrant Holder is entitled, on the terms and conditions set forth below, to purchase from the Company at any time during the Exercise Period up to a total number, determined in accordance with Section 2(b) hereof, of fully paid and nonassessable shares of Common Stock, no par value per share, of the Company (the "Common Stock"), as the same may be adjusted from time to time pursuant to Section 7 hereof, at the Exercise Price (hereinafter defined), as the same may be adjusted pursuant to
Section 7 hereof. The resale of the shares of Common Stock or other securities issuable upon exercise or exchange of this Early Put Warrant is subject to the provisions of the Registration Rights Agreement (as defined below).

        Section 1. Definitions.

"Agreement" shall mean the Stock Purchase Agreement, dated the date hereof, between the Company and the Investor.

"Capital Shares" shall mean the Common Stock and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company.

"Exercise Date" shall mean either (i) the date this Early Put Warrant, the Exercise Notice and the Aggregate Exercise Price are received by the Company or
(ii) the date advanced copy of the Exercise Notice is sent by facsimile to the Company, provided that this Early Put Warrant, the original Exercise Notice, and the Aggregate Exercise Price are received by the Company within three (3) business days thereafter. If this Early Put Warrant, the original Exercise Notice and the Aggregate Exercise Price are not received within three (3) business days in accordance with clause (ii) above, the Exercise Date shall be the date this Incentive Warrant, the original Exercise Notice and the Aggregate Exercise Price are received by the Company.

"Exercise Notice" shall mean the exercise form attached hereto as Exhibit A duly executed by the Warrant Holder.

"Exercise Period" shall mean the period beginning on the Effective Date applicable to the Put Closing and continuing until the two-year period thereafter; provided that such period shall be extended one day for each day after the applicable Effective Date, that the Registration Statement covering
(i) shares purchased by the Investor through the applicable Put and (ii) the Early Put Warrant Shares related to such Put and purchasable by exercise of this Early Put Warrant, is not effective during the period such Registration Statement is required to be effective pursuant to the Registration Rights Agreement.

"Exercise Price" as of the date hereof shall mean $0.01 per share of Common Stock, subject to the adjustments provided for in Section 7 of this Early Put Warrant.

"Per Share Early Put Warrant Value" shall mean the difference resulting from subtracting the Exercise Price from the Bid Price of one share of Common Stock on the Trading Day immediately preceding the Exercise Date.

"Put Closing" shall mean the closing of the purchase and sale of 966,184 shares of Common Stock for an investment amount equal to $1,000,000 which occurred on August 30, 1999, and the closing of the purchase and sale of 966,184 shares of Common Stock for an investment amount equal to $1,000,000 which occurred on September 14, 1999, for a total Investment Amount of $2,000,000.

"Registration Rights Agreement" shall mean the registration rights agreement, dated the date hereof between the Company and the Investor.

"Subscription Date" shall mean the date on which the Agreement is executed and delivered by the parties hereto.

"Warrant Holder" shall mean the Investor or any assignee or transferee of all or any portion of this Early Put Warrant; and other capitalized terms used but not defined herein shall have their respective meanings set forth in the Agreement.

        Section 2. Exercisability.

               a. Timing. If the Purchase Price on the Effective Date applicable to the Put Closing is lower than the Purchase Price on the Subscription Date with respect to such Put, this Early Put Warrant shall become immediately exercisable, subject to clause c. below.

               b. Number of Shares. The number of shares of Common Stock for which this Early Put Warrant is exercisable (the "Early Put Warrant Shares") shall be determined by subtracting (x) the Investment Amount divided by the Purchase Price on the Subscription Date from (y) the Investment Amount divided by the Purchase Price on the Effective Date applicable to the Put Closing.

               c. Cash Payment in Lieu of Exercise. In the event that the Investor gives notice of exercise of this Early Put Warrant (in whole or in part) in accordance with Section 3 hereof, then the Company may, in lieu of issuance of shares of Common Stock pursuant to such exercise, pay to the Investor the Cash-Out Price (as defined below) for any or all of the shares of Common Stock purchasable by the Investor through the exercise of this Early Put Warrant. In the event that the Investor gives notice of exercise of this Early Put Warrant (in whole or in part) in accordance with Section 3 hereof and the number of Early Put Warrant Shares related to the Put Closing to be purchased pursuant to such exercise exceeds the number of shares registered pursuant to
Section 1.1a. of the Registration Rights Agreement (the "Excess Shares"), then the Company may, in lieu of issuance of shares of Common Stock pursuant to such exercise, pay to the Investor the Cash-Out Price (as defined below) for any or all of the Excess Shares.

               d. Notice of Cash Payment in Lieu of Exercise. In the event that the Company elects to pay cash in lieu of exercise for any Early Put Warrant Shares or any Excess Shares in accordance with Section 2c. (the "Cash-Out Option"), the Company shall promptly give notice to the Investor of such election which notice shall be given no later than one business day following notice of the Investor's intention to exercise this Early Put Warrant and which notice shall set forth the number of shares of Common Stock for which the Company elects the Cash-Out Option.

               e. Method of Cash-Out; Effect of Cash-Out. In the event that the Company chooses the Cash-Out Option, then in lieu of delivering stock certificates as provided in Section 5 hereof, the Company shall deliver by wire transfer of immediately available funds to an account designated by the Investor as soon as practicable after the exercise of this Early Put Warrant (in full or in part), and in any event within three (3) Trading Days thereafter, the Cash-Out Price (as defined below) for any and all shares of Common Stock for which the Company elects the Cash-Out Option.

                      "Cash-Out Price" shall mean the product of (x) the Bid Price of one share of Common Stock on the Trading Day immediately preceding the Exercise Date multiplied by (y) the number of shares of Common Stock for which the Company proposes to pay cash in lieu of exercise pursuant to Section 2c.

        Section 3. Exercise; Cashless Exercise.

               a. Method of Exercise. This Early Put Warrant may be exercised in whole or in part (but not as to a fractional share of Common Stock), at any time and from time to time during the Exercise Period, by the Warrant Holder by (i) the surrender of this Early Put Warrant, the Exercise Notice and the Aggregate Exercise Price to the Company at the address set forth in Section 14 hereof or
(ii) the delivery by facsimile of an executed and completed Exercise Notice to the Company and delivery to the Company within three (3) business days thereafter of this Early Put Warrant, the original Exercise Notice and the Aggregate Exercise Price.

               b. Payment of Aggregate Exercise Price. Subject to paragraph (c) below, payment of the Aggregate Exercise Price shall be made by check or bank draft payable to the order of the Company or by wire transfer to an account designated by the Company. If the amount of the payment received by the Company is less than the Aggregate Exercise Price, the Warrant Holder will be notified of the deficiency and shall make payment in that amount within five (5) business days of such notice. In the event the payment exceeds the Aggregate Exercise Price, the Company will refund the excess to the Warrant Holder within three (3) business days of both the receipt of such payment and the knowledge of such excess.

               c. Cashless Exercise. As an alternative to payment of the Aggregate Exercise Price in accordance with Section 3b. above, the Warrant Holder may elect to effect a cashless exercise by so indicating on the Exercise Notice and including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise"). In the event of a Cashless Exercise, the Warrant Holder shall surrender this Early Put Warrant for that number of shares of Common Stock determined by (i) multiplying the number of Early Put Warrant Shares for which this Early Put Warrant is being exercised by the Per Share Early Put Warrant Value and (ii) dividing the product by the Bid Price of one share of the Common Stock on the Trading Day immediately preceding the Exercise Date.

               d. Replacement Early Put Warrant. In the event that the Early Put Warrant is not exercised in full, the number of Early Put Warrant Shares shall be reduced by the number of such Early Put Warrant Shares for which this Early Put Warrant is exercised, and the Company, at its expense, shall forthwith issue and deliver to the Warrant Holder a new Early Put Warrant of like tenor in the name of the Warrant Holder or as the Warrant Holder may request, reflecting such adjusted number of Early Put Warrant Shares.

        Section 4. Five Percent Limitation. The Warrant Holder may not exercise this Early Put Warrant such that the number of Early Put Warrant Shares to be received pursuant to such exercise aggregated with all other shares of Common Stock then owned by the Warrant Holder beneficially or deemed beneficially owned by the Warrant Holder would result in the Warrant Holder owning more than 4.9% of all of such Common Stock as would be outstanding on such Exercise Date, as determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. As of any date prior to the Exercise Date, the aggregate number of shares of Common Stock into which this Early Put Warrant is exercisable, together with all other shares of Common Stock then beneficially owned (as such term is defined in Rule 13(d) under the Exchange
Act) by such Warrant Holder and its affiliates, shall not exceed 4.9% of the total outstanding shares of Common Stock as of such date.

        Section 5. Delivery of Stock Certificates.

               a. Subject to the terms and conditions of this Early Put Warrant, as soon as practicable after the exercise of this Early Put Warrant in full or in part, and in any event within five (5) Trading Days thereafter, the Company at its expense (including, without limitation, the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Warrant Holder, or as the Warrant Holder may lawfully direct, a certificate or certificates for the number of validly issued, fully paid and non-assessable Early Put Warrant Shares to which the Warrant Holder shall be entitled on such exercise, together with any other stock or other securities or property (including cash, where applicable) to which the Warrant Holder is entitled upon such exercise in accordance with the provisions hereof; provided, however, that any such delivery to a location outside of the United States shall also be made within five (5) Trading Days after the exercise of this Early Put Warrant in full or in part.

               b. This Early Put Warrant may not be exercised as to fractional shares of Common Stock. In the event that the exercise of this Early Put Warrant, in full or in part, would result in the issuance of any fractional share of Common Stock, then in such event the Warrant Holder shall receive in cash an amount equal to the Bid Price of such fractional share within five (5) Trading Days.

        Section 6. Representations, Additional Warranties and Covenants of the Company.

               a. The Company shall take all necessary action and proceedings as may be required and permitted by applicable law, rule and regulation for the legal and valid issuance of this Early Put Warrant and the Early Put Warrant Shares to the Warrant Holder.

               b. At all times during the Exercise Period, the Company shall take all steps reasonably necessary and within its control to insure that the Common Stock remains listed or quoted on the Principal Market.

               c. The Early Put Warrant Shares, when issued in accordance with the terms hereof, will be duly authorized and, when paid for or issued in accordance with the terms hereof, shall be validly issued, fully paid and non-assessable.

               d. The Company has authorized and reserved for issuance to the Warrant Holder the requisite number of shares of Common Stock to be issued pursuant to this Early Put Warrant. The Company shall at all times reserve and keep available, solely for issuance and delivery as Early Put Warrant Shares hereunder, such shares of Common Stock as shall from time to time be issuable as Early Put Warrant Shares.

        Section 7. Adjustment of the Exercise Price. The Exercise Price and, accordingly, the number of Early Put Warrant Shares issuable upon exercise of the Early Put Warrant, shall be subject to adjustment from time to time upon the happening of certain events as follows:

               a. Reclassification, Consolidation, Merger or Mandatory Share Exchange. If the Company, at any time (a) between the Subscription Date and the Effective Date applicable to the Early Put or (b) between each subsequent issuance of a Put Notice by the Company and the applicable Effective Date therefor (i) reclassifies or changes its Outstanding Capital Shares or (ii) consolidates, merges or effects a mandatory share exchange with or into another corporation (other than a merger or mandatory share exchange with another corporation in which the Company is a continuing corporation and that does not result in any reclassification or change, or as a result of a subdivision or combination of Outstanding Capital Shares issuable upon exercise of this Early Put Warrant), then in any such event the Company, or such successor or purchasing corporation, as the case may be, shall, without payment of any additional consideration therefore, amend this Early Put Warrant or issue a new warrant providing that the Warrant Holder shall have rights not less favorable to the holder than those then applicable to this Early Put Warrant and to receive upon exercise under such amendment of this Early Put Warrant or new warrant, in lieu of each share of Common Stock theretofore issuable upon exercise of this Early Put Warrant hereunder, the kind and amount of shares of stock, other securities, money or property receivable upon such reclassification, change, consolidation, merger, mandatory share exchange, sale or transfer by the holder of one share of Common Stock issuable upon exercise of this Early Put Warrant had this Early Put Warrant been exercised immediately prior to such reclassification, change, consolidation, merger, mandatory share exchange or sale or transfer. Such amended warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 7. The provisions of this Section 7a. shall similarly apply to successive reclassifications, changes, consolidations, mergers, mandatory share exchanges and sales and transfers.

               b. Subdivision or Combination of Shares. If the Company, at any time (a) between the Subscription Date and the Effective Date applicable to the first Put or (b) between each subsequent issuance of a Put Notice by the Company and the applicable Effective Date therefor, shall subdivide its Common Stock, the number of shares of Common Stock issuable to the Investor hereunder shall be proportionately increased as of the effective date of such subdivision, or, if the Company shall take a record of holders of its Common Stock for the purpose of so subdividing, as of such record date, whichever is earlier. If the Company, at any time (a) between the Subscription Date and the Effective Date applicable to the first Put or (b) between each subsequent issuance of a Put Notice by the Company and the applicable Effective Date therefor, shall combine its Common Stock, the number of shares of Common Stock issuable to the Investor hereunder shall be proportionately decreased as of the effective date of such combination, or, if the Company shall take a record of holders of its Common Stock for the purpose of so combining, as of such record date, whichever is earlier.

               c. Stock Dividends. If the Company, at any time while this Early Put Warrant is unexpired and not exercised in full, shall pay a dividend in its Capital Shares, or make any other distribution of its Capital Shares, then the Exercise Price shall be adjusted, as of the date the Company shall take a record of the holders of its Capital Shares for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the date of such payment or other distribution), to that price determined by multiplying the Exercise Price in effect immediately prior to such payment or other distribution by a fraction:

                      (i) the numerator of which shall be the total number of Outstanding Capital Shares immediately prior to such dividend or distribution, and

                      (ii) the denominator of which shall be the total number of Outstanding Capital Shares immediately after such dividend or distribution. The provisions of this subsection c. shall not apply under any of the circumstances for which an adjustment is provided in subsections a. or b.

               d. Adjustment of Number of Shares. Upon each adjustment of the Exercise Price pursuant to any provisions of this Section 7, the number of Early Put Warrant Shares issuable hereunder at the option of the Warrant Holder shall be calculated, to the nearest one hundredth of a whole share, multiplying the number of Early Put Warrant Shares issuable prior to an adjustment by a fraction:

                      (i) the numerator of which shall be the Exercise Price before any adjustment pursuant to this Section 7; and

                      (ii) the denominator of which shall be the Exercise Price after such adjustment.

               e. Liquidating Dividends, Etc. If the Company, at any time while this Early Put Warrant is unexpired and not exercised in full, makes a distribution of its assets or evidences of indebtedness to the holders of its Capital Shares as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Company's assets (other than under the circumstances provided for in the foregoing subsections a. through g.) while an exercise is pending, then the Warrant Holder shall be entitled to receive upon such exercise of the Early Put Warrant in addition to the Early Put Warrant Shares receivable in connection therewith, and without payment of any consideration other than the Exercise Price, an amount in cash equal to the value of such distribution per Capital Share multiplied by the number of Early Put Warrant Shares that, on the record date for such distribution, are issuable upon such exercise of the Early Put Warrant (with no further adjustment being made following any event which causes a subsequent adjustment in the number of Early Put Warrant Shares issuable), and an appropriate provision therefor shall be made a part of any such distribution. The value of a distribution that is paid in other than cash shall be determined in good faith by the Board of Directors of the Company.

               f. Other Provisions Applicable to Adjustments Under this Section. The following provisions will be applicable to the making of adjustments in any Exercise Price hereinabove provided in this Section 7:

                      (i) Other Action Affecting Capital Shares. In case after the date hereof the Company shall take any action affecting the number of Outstanding Capital Shares, other than an action described in any of the foregoing subsections a. through e. hereof, inclusive, which in the opinion of the Company's Board of Directors would have a materially adverse effect upon the rights of the Warrant Holder at the time of exercise of the Early Put Warrant, the Exercise Price shall be adjusted in such manner and at such time as the Board of Directors on the advice of the Company's independent public accountants may in good faith determine to be equitable in the circumstances.

                      (ii) Notice of Certain Actions. In the event the Company shall, at a time while the Incentive Warrant is unexpired and outstanding, take any action which pursuant to subsections a. through e. of this Section 7 may result in an adjustment of the Exercise Price, the Company shall give to the Warrant Holder at its last address known to the Company written notice of such action ten (10) days in advance of its effective date in order to afford to the Warrant Holder an opportunity to exercise the Incentive Warrant prior to such action becoming effective.

                      (iii) Notice of Adjustments. Whenever the Exercise Price or number of Incentive Warrant Shares shall be adjusted pursuant to Section 7 hereof, the Company shall promptly make a certificate signed by its President or a Vice President and by its Treasurer or

Assistant Treasurer or its Secretary or Assistant Secretary, setting forth in reasonable detail the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Company's Board of Directors made any determination hereunder), and the Exercise Price and number of Incentive Warrant Shares purchasable at that Exercise Price after giving effect to such adjustment, and shall promptly cause copies of such certificate to be mailed (by first class and postage prepaid) to the Holder of the Incentive Warrant.

        Section 8. No Impairment. The Company will not, by amendment of its Articles of Incorporation or By-Laws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Early Put Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrant Holder against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any Early Put Warrant Shares above the amount payable therefor on such exercise, and (b) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Early Put Warrant Shares on the exercise of this Early Put Warrant.

        Section 9. Rights As Stockholder. Prior to exercise of this Early Put Warrant, the Warrant Holder shall not be entitled to any rights as a stockholder of the Company with respect to the Early Put Warrant Shares, including (without limitation) the right to vote such shares, receive dividends or other distributions thereon or be notified of stockholder meetings. However, in the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each Warrant Holder, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

        Section 10. Replacement of Early Put Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Early Put Warrant and, in the case of any such loss, theft or destruction of the Early Put Warrant, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Early Put Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Early Put Warrant of like tenor.

        Section 11. Choice of Law. This Agreement shall be construed under the laws of the State of New York, without giving effect to conflict of law provisions.

        Section 12. Entire Agreement; Amendments. This Early Put Warrant, the Incentive Warrant, the Registration Rights Agreement, and the Agreement contain the entire understanding of the parties with respect to the matters covered hereby and thereby. No provision of this Early

Put Warrant may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

        Section 13. Restricted Securities.

               a. Registration or Exemption Required. This Early Put Warrant has been issued in a transaction exempt from the registration requirements of the Securities Act in reliance upon the provisions of Section 4(2) promulgated by the SEC under the Securities Act. This Early Put Warrant and the Early Put Warrant Shares issuable upon exercise of this Early Put Warrant may not be resold except pursuant to an effective registration statement or an exemption to the registration requirements of the Securities Act and applicable state laws.

               b. Legend. Any replacement Early Put Warrants issued pursuant to
Section 2 hereof and any Early Put Warrant Shares issued upon exercise hereof, shall bear the following legend:

               "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS CERTIFICATE IS THE BENEFICIARY OF CERTAIN OBLIGATIONS OF THE COMPANY SET FORTH IN A STOCK PURCHASE AGREEMENT, DATED AS OF August 30, 1999, BETWEEN FRANKLIN TELECOMMUNICATIONS CORP. AND CRESCENT INTERNATIONAL LTD. A COPY OF THE PORTION OF THE AFORESAID AGREEMENT EVIDENCING SUCH OBLIGATIONS MAY BE OBTAINED FROM THE FRANKLIN TELECOMMUNICATIONS CORP.'S EXECUTIVE OFFICES."

    Removal of such legend shall be in accordance with the legend removal provisions in the Agreement.

               c. No Other Legend or Stock Transfer Restrictions. No legend other than the one specified in Section 13b. has been or shall be placed on the share certificates representing the Early Put Warrant Shares and no instructions or "stop transfer orders," so called, "stock transfer restrictions" or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Section 13.

               d. Assignment. Assuming the conditions of Section 13a. above regarding registration or exemption have been satisfied, the Warrant Holder may sell, transfer, assign, pledge or otherwise dispose of this Early Put Warrant, in whole or in part. The Warrant Holder shall deliver a written notice to the Company substantially in the form of the assignment form attached hereto as Exhibit B (the "Assignment Notice"), indicating the person or persons to whom this Early Put Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. The Company shall effect the assignment within ten (10) days of receipt of such Assignment Notice, and shall deliver to the assignee(s) designated by the Warrant Holder a Early Put Warrant or Early Put Warrants of like tenor and terms for the specified number of shares.

               e. Investor's Compliance. Nothing in this Section 13 shall affect in any way the Investor's obligations under any agreement to comply with all applicable securities laws upon resale of the Common Stock.

        Section 14. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile (with accurate confirmation generated by the transmitting facsimile machine) at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

        if to the Company:

                      Franklin Telecommunications Corp.
                      733 Lakefield Road
                      Westlake Village, CA  91361
                      Attention:   Frank W. Peters
                      Telephone:   (805) 373-8688
                      Facsimile:   (805) 373-7373

        with a copy (which shall not constitute notice) to:

                      Hadden & Zepfel LLP
                      4675 MacArthur Court, Suite 710
                      Newport Beach, CA  92660
                      Attention:   Robert J. Zepfel, Esq.
                      Telephone:   (949) 752-6100
                      Facsimile:   (949) 752-6161

        if to the Investor:

                      Crescent International Ltd.
                      c/o GreenLight (Switzerland) SA
                      84, av Louis-Casai, P.O. Box 42
                      1216 Geneva, Cointrin
                      Switzerland
                      Attention:   Melvyn Craw/Maxi Brezzi
                      Telephone:   +41 22 791 72 56
                      Facsimile:   +41 22 929 53 94

        with a copy (which shall not constitute notice) to:

                      Rogers & Wells LLP
                      200 Park Avenue
                      New York, NY  10166
                      Attention:   Sara Hanks, Esq./Earl S. Zimmerman, Esq.
                      Telephone:   (212) 878-8000
                      Facsimile:   (212) 878-8375

Either party hereto may from time to time change its address or facsimile number for notices under this Section 14 by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party hereto.

        Section 15. Miscellaneous. This Early Put Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The headings in this Early Put Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

IN WITNESS WHEREOF, this Early Put Warrant was duly executed by the undersigned, thereunto duly authorized, as of the date first set forth above.



Franklin Telecommunications Corp.


By:________________________________
   Name:
   Title:



Attested:


By:________________________________
   Name:
   Title: Secretary

                       EXHIBIT A TO THE EARLY PUT WARRANT

                                  EXERCISE FORM

                        Franklin Telecommunications Corp.

        The undersigned (the "Registered Holder") hereby irrevocably exercises the right to purchase __________________ shares of Common Stock of Franklin Telecommunications Corp., an entity organized and existing under the laws of the State of California (the "Company"), evidenced by the attached Early Put Warrant, and herewith makes payment of the Exercise Price with respect to such shares in full in the form of (check the appropriate box) (i) Ycash or certified check in the amount of $________; (ii) Ywire transfer to the Company's account at __________________, _________, _________ (Account No.:_________); or (iii)
Y______ Early Put Warrant Shares, which represent the amount of Early Put Warrant Shares as provided in the attached Early Put Warrant to be canceled in connection with such exercise, all in accordance with the conditions and provisions of said Early Put Warrant.

        The undersigned requests that stock certificates for such Early Put Warrant Shares be issued, and a Early Put Warrant representing any unexercised portion hereof be issued, pursuant to this Early Put Warrant in the name of the Registered Holder and delivered to the undersigned at the address set forth below.

Dated:____________________________________



__________________________________________
Signature of Registered Holder


__________________________________________
Name of Registered Holder (Print)


__________________________________________
Address

                                     NOTICE


               The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Early Put Warrant in every particular, without alteration or enlargement or any change whatsoever.

                       EXHIBIT B TO THE EARLY PUT WARRANT

                                   ASSIGNMENT


               (To be executed by the registered Warrant Holder (the "Registered Holder") desiring to transfer the Early Put Warrant, in whole or in part.)


               FOR VALUED RECEIVED, the undersigned Warrant Holder of the attached Early Put Warrant hereby sells, assigns or transfers unto the person(s) named below (the "Assignee") the right to purchase ______________ shares of the Common Stock of Franklin Telecommunications Corp. evidenced by the attached Early Put Warrant and does hereby irrevocably constitute and appoint ______________________ (attorney) to transfer the number of shares specified of the said Early Put Warrant on the books of the Company, with full power of substitution in the premises.

               The undersigned requests that such Early Put Warrant be issued, and a Early Put Warrant representing any unsold, unassigned or non-transferred portion hereof be issued, pursuant to this Early Put Warrant in the name of the Registered Holder and delivered to the undersigned at the address set forth below.

Dated:_________________________________________



_______________________________________________
Signature of Registered Holder


_______________________________________________
Name of Registered Holder (Print)



_______________________________________________
Address of Registered Holder


_______________________________________________
Name of Assignee (Print)


_______________________________________________
Address of Assignee (including zip code number)

                                     NOTICE


               The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Early Put Warrant in every particular, without alteration or enlargement or any change whatsoever.